UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
February 12, 2008

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Biblioteksgatan 11 S111 46 Stockholm, Sweden
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
+468 678 18 50 — Sweden (925) 355-7700 — USA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This is an update to the Current Report on Form 8-K filed on December 19, 2007 regarding a potential private placement with a strategic investor.

Neonode and the strategic investor have decided not to move forward with the private placement at this time.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NEONODE INC.

Date: February 12, 2008	By:	/s/ David W. Brunton
Name: David W. Brunton
Title: Chief Financial Officer, Vice President, Finance and Secretary